(NYSE: WAL) October 17, 2014 Western Alliance Bancorporation 3rd Quarter Earnings Call

2 Q3 2014 Financial Highlights q Q3 2014 net income of $40.9 million, EPS of $0.46, net operating revenue of $103.7 million q Total revenue growth of $4.1 million, compared to a decline in operating expenses of $0.3 million q Loan growth of $385 million to $7.93 billion, deposit growth of $228 million to $8.70 billion, and asset growth of $265 million to $10.29 billion q Q3 2014 tangible book value per share growth, net of tax, of $0.51 from $9.02 to $9.53 q Nonperforming assets (nonaccrual loans and repossessed assets) to total assets of 1.23%, net loan recoveries to average loans outstanding of 0.15% (annualized) q Tier 1 Leverage Capital ratio of 10.1% and Total Risk Based Capital ratio of 12.2% q ROA of 1.63% and ROTCE of 19.91%

3 Consolidated Financial Results Highlights q Year over year, total revenue increased 14.7%, while expenses rose 7.6% q OREO Gains of $2.0 as real estate prices continue to increase $ in millions, except EPS Q3-14 Q2-14 Q3-13 Net Interest Income $ 98.1 $ 93.9 $ 84.6 Operating Non-Interest Income 5.6 5.7 5.8 Net Operating Revenue $ 103.7 $ 99.6 $ 90.4 Operating Expenses (51.9) (52.2) (48.3) Pre-Tax, Pre-Provision Income $ 51.8 $ 47.4 $ 42.1 Provision for Credit Losses (0.4) (0.5) — Gains (Losses) on OREO and Other Assets 2.0 (0.2) (0.4) Debt Valuation and Other Fair Market Value Adjustments 0.9 0.2 — Loss on Extinguishment of Debt (0.5) — — Other 0.1 (0.2) (2.7) Pre-tax Income $ 53.9 $ 46.7 $ 39.0 Income Tax (12.9) (10.7) (10.4) Discontinued Operations — (0.5) — Net Income 40.9 35.5 28.6 Preferred Dividend (0.3) (0.4) (0.4) Net Income Available to Common $ 40.6 $ 35.1 $ 28.2 Average Diluted Shares Outstanding 87.6 87.3 86.8 Earnings Per Share $ 0.46 $ 0.40 $ 0.33

4 Revenue by Segment - $107.5 million $ in millions California $26.8 24.9% Nevada $32.1 29.9% Arizona $29.2 27.2% Central Business Lines $19.4 18.0% California $13.4 22.7% Nevada $21.2 35.9% Arizona $14.8 25.1% Central Business Lines $9.6 16.3% Pre-tax Income - $59.0 million Segment Reporting: Q3 2014 Revenue and Pre-tax Income* * Excludes Corporate & Other segment; results reported on a tax-equivalent basis

5 Consolidated Balance Sheet $ in millions q Loan/deposit ratio increased year over year from 89.6% to 91.2% q Allowance for Credit Losses increased $11 million year over year due to loan growth Highlights Q3-14 Q2-14 Q3-13 Investments & Cash $ 1,856 $ 1,986 $ 1,880 Total Loans 7,930 7,545 6,516 Allowance for Credit Losses (109) (106) (98) Other Assets 612 599 623 Total Assets $ 10,289 $ 10,024 $ 8,921 Deposits $ 8,698 $ 8,470 $ 7,275 Other Liabilities 588 596 819 Total Liabilities $ 9,286 $ 9,066 $ 8,094 Shareholders' Equity 1,003 958 827 Total Liabilities and Equity $ 10,289 $ 10,024 $ 8,921 Tangible Book Value Per Share $ 9.53 $ 9.02 $ 7.57

6 Segment Reporting: Loans and Deposits Q3 2014* Loans by Segment - $7.87 billion $ in billions California $2.35 27.5% Nevada $3.19 37.4% Arizona $2.08 24.4% Central Business Lines $0.91 10.7% Deposits by Segment - $8.53 billion California $1.73 22.0% Nevada $1.68 21.3% Arizona $2.20 28.0% Central Business Lines $2.26 28.7% * Excludes Corporate & Other segment; Central Business Lines include loans/deposits generated in AZ, CA and NV

7 Loan Portfolio Diversification Q3 2014 CRE Investor CRE Owner- Occupied Industrial 5% Office 6% Retail 7% Other 3% Industrial 5% Office 5% Retail 5% Other 4% Commercial Secured 8% Revolving Lines 4% SBA 3% Public Finance 8% < <

8 In-Footprint 84% Out-of-Footprint 16% Loan Portfolio Distribution Q3 2014 Distribution by Geography In-Footprint Out-of- Footprint Total Arizona 25.9% 2.1% 28.0 % California 20.1% 1.8% 21.9 % Nevada 20.9% 0.4% 21.3 % Public Finance 7.8% 0.4% 8.2 % Corporate Finance 1.2% 4.3% 5.5 % Equipment Finance 2.9% 1.3% 4.2 % Mortgage Warehouse Lending 2.4% 1.3% 3.7 % Non-Profit 1.7% 1.7% 3.4 % Resort Finance 1.0% 2.0% 3.0 % Community Association Lending 0.1% 0.7% 0.8 % Total 84.0% 16.0% 100.0%

9 Loan Growth and Portfolio Composition $ in millions Commercial & Industrial CRE, Non- Owner Occupied CRE, Owner Occupied Residential and Consumer Construction & Land Highlights q Total loans increased 21.7%, or $1.41 billion year over year, led by C&I (47.4%, or $1.06 billion) and Construction & Land (46.1%, or $212 million) q Quarter over quarter loan growth driven by C&I (8.8%, or $266 million) and Construction & Land (10.3%, or $63 million), while Residential and Consumer continues to roll off in accordance with management plans $1.41 Billion Year Over Year Growth $6,516 $6,801 $7,109 $7,545 $7,930 Growth: +285 +308 +436 +385 6.4% 23.8% 28.5% 34.3% 7.0% 4.5% 20.4% 25.1% 41.5% 8.5% $414 $393 $383 $370 $351

10 Deposit Growth and Composition $ in millions Non-Int Bearing DDA NOW Savings & MMDA $7,275 $7,838 $8,149 $8,470 $8,698 Growth: +563 +311 +321 +228 Highlights q Total deposits increased 19.5% (or $1.42 billion year over year), mainly Savings & MMDA (20.8%, or $635 million) q Deposits grew $228 million quarter over quarter driven by CDs (11.3% or $198 million) 9.3% 21.7% 27.1% 41.9% 9.3% 22.5% 25.8% 42.4% $1.42 Billion Year Over Year Growth CDs

11 Cash and Due from Banks Net Interest Drivers $ in billions Loans and Yield Total Investments and Yield Interest Bearing Deposits and Cost of Funds $ in millions $381 $306 $355 $379 $259 $6.5 $6.8 $7.1 $7.5 $7.9 $1.4 $1.7 $1.7 $1.6 $1.6 $5.3 $5.6 $6.1 $6.2 $6.5

12 Net Interest Income and Accretion $ in millions Note: Disposition Accretion is the recognition of incremental credit and interest rate marks upon sale or disposition of a PCI loan; Normal Accretion is scheduled amortization of interest rate marks over the estimated remaining life of the loan pool Highlights q Net Interest Income increased $4.2 million (or 4 bps of NIM) quarter over quarter, benefiting from loan growth and an additional business day, offset by a $0.6 million reduction in disposition accretion Net Interest Revenue and NIM Purchased Credit Impaired Loan Accretion Disposition Accretion Normal Accretion Adjusted Net Interest Margin, excluding disposition accretion $84.6 $90.0 $90.8 $93.9 $98.1 $1.3 $2.5 $1.0 $3.1 $2.5 $2.4 $2.2 $2.4 $1.8 $1.6

13 Operating Expenses and Efficiency $ in millions Highlights q Efficiency ratio improved 220 basis points quarter over quarter due to increased total revenue and flat expenses q Year over year compensation increased as headcount rose approximately 9.5% in order to service 15.3% growth in assets q Professional fees include costs of IT upgrades Operating Expenses and Efficiency Ratio Breakdown of Operating Expenses Other Professional Fees + Data Processing Occupancy + Insurance Compensation $28.7 $30.1 $29.6 $31.8 $32.2 $48.3 $51.4 $52.1 $52.2 $52.0

14 Pre-Tax, Pre-Provision Operating Income, Net Income, and ROA $ in millions Pre-Tax, Pre-Provision Operating Income and ROA Net Income and ROA $42.1 $43.8 $44.4 $47.4 $51.8 $28.6 $31.4 $31.1 $35.5 $40.9

15 Adversely Graded Loans and Non-Performing Assets Organic Acquired* NPA’s Adversely Graded Loans * Net of credit and interest rate discounts from acquisitions of $11 million and $20 million, respectively, as of 9/30/14 $288 $51 Accruing TDRs total $90 million as of 9/30/2014 $324 $302 $294 $60 $282 $ in millions Special Mention Loans Classified Accruing Loans Non-Performing Loans OREO $76 $98 $110

16 Charge-Offs and Provision Highlights Gross Charge Offs and Recoveries Net Charge Offs (Recoveries) and Rate Provision for Credit Losses q Recoveries of $3.8 million exceeded gross charge-offs of $1.0 million, resulting in net recoveries of $2.8 million q Annualized net recovery rate was 0.15%, a 6 basis point improvement over prior quarter and 5 basis point improvement over prior year q Provision for credit losses of $0.4 million was the result of continued improvement in historical credit losses and favorable recovery trends $ in millions $3.3 $4.5 $2.1 $2.0 $1.0 $(4.8) $(2.4) $(2.4) $(3.5) $(3.8) $0.0 $4.3 $3.5 $0.5 $0.4 $(1.5) $2.1 $(0.3) $(1.5) $(2.8) Loan Loss Provision ALLL/Total Loans Net Charge Offs (Recoveries) Net Charge Off (Recovery) Rate Gross Charge Offs Recoveries

17 Regulatory Capital Regulatory Ratios and Tangible Common Equity Proforma Basel III Capital* $ in millions Tangible Common Equity, net of tax 837 Cumulative OCI Related to AFS and other 10 Basel I Tier 1 Common Equity 827 Disallowed FV TRUPS adjustment and DTA (22) Basel III Tier 1 Common Equity 805 Basel I Risk Based Assets 9,217 Plus 50% on Non-Accrual/ Pass due 19 Plus 20% on unfunded <1yr mat 43 Less disallowed Equity Securities (1) Basel III Risk Based Assets 9,278 Basel I Total Tier 1 Capital 1,016 Threshold deductions (14) Basel III Total Tier 1 Capital 1,002 Basel III Total Risk Based Capital 1,114 Basel III Total RBC 12.0 % Basel III Tier 1 RBC 10.8 % Basel III Tier 1 Leverage 10.0 % Basel III Tier 1 Common 8.7 % Total RBC Tier 1 RBC Tier 1 Leverage Tier 1 Common Tangible Common Equity * Based on 9/30/2014 balance sheet amounts. Basel III regulations are effective 1/1/2015.

18 Outlook 4th Quarter 2014 q Loan and Deposit Growth q Interest Margin q Operational Efficiency q Asset Quality

19 Forward-Looking Statements This presentation contains forward-looking statements that relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. Examples of forward-looking statements include, among others, statements we make regarding guidance, outlook, or expectations relating to loan and deposit growth, interest margin, operating efficiency, and asset quality. The forward- looking statements contained herein reflect our current views about future events and financial performance and are subject to risks, uncertainties, assumptions and changes in circumstances that may cause our actual results to differ significantly from historical results and those expressed in any forward-looking statement. Some factors that could cause actual results to differ materially from historical or expected results include, among others: the risk factors discussed in the Company’s Annual Report on Form 10-K for the year ended December 31, 2013 as filed with the Securities and Exchange Commission; changes in general economic conditions, either nationally or locally in the areas in which we conduct or will conduct our business; inflation, interest rate, market and monetary fluctuations; increases in competitive pressures among financial institutions and businesses offering similar products and services; higher defaults on our loan portfolio than we expect; changes in management’s estimate of the adequacy of the allowance for credit losses; legislative or regulatory changes or changes in accounting principles, policies or guidelines; supervisory actions by regulatory agencies which may limit our ability to pursue certain growth opportunities; management’s estimates and projections of interest rates and interest rate policy; the execution of our business plan; and other factors affecting the financial services industry generally or the banking industry in particular. Any forward-looking statement made by us in this presentation is based only on information currently available to us and speaks only as of the date on which it is made. We do not intend and disclaim any duty or obligation to update or revise any industry information or forward-looking statements, whether written or oral, that may be made from time to time, set forth in this presentation to reflect new information, future events or otherwise.